WARRANT REGISTRATION RIGHTS AGREEMENT


                                     between


                           KMC TELECOM HOLDINGS, INC.


                                       and


                     NEWCOURT COMMERCIAL FINANCE CORPORATION

                                       and

                            LUCENT TECHNOLOGIES INC.

                                       and

                            ANY ADDITIONAL PURCHASER



                          Dated as of February 4, 1999

                      WARRANT REGISTRATION RIGHTS AGREEMENT

            WARRANT REGISTRATION RIGHTS AGREEMENT, dated as of February 4, 1999 (this "AGREEMENT"), among KMC TELECOM HOLDINGS, INC., a Delaware corporation (the "COMPANY"), and Newcourt Commercial Finance Corporation, a Delaware corporation ("NEWCOURT"), Lucent Technologies Inc., a Delaware corporation, ("LUCENT") and any other Person (as defined herein) who becomes a party to this Agreement after the date hereof in accordance with the provisions of Section 10(m) hereof (each an "ADDITIONAL PURCHASER" and together with Newcourt and Lucent, the "PURCHASERS").

            WHEREAS, in connection with the sale of shares of its preferred stock from time to time, the Company intends to issue and sell warrants (each, a "WARRANT" and collectively, the "WARRANTS") to be issued pursuant to a Warrant Agreement of even date herewith (the "WARRANT AGREEMENT") among the Company, the Purchasers and the Warrant Agent (as defined herein), each Warrant initially entitling the holder thereof to purchase 0.471756 shares of Common Stock (as defined below) of the Company at an exercise price of $.01 per Common Share (as defined below);

            WHEREAS, pursuant to the terms of a Securities Purchase Agreement of even date herewith (the "PURCHASE AGREEMENT"), among the Company, Newcourt and Lucent, the Company has agreed to issue and sell to (a) Newcourt a unit (the "SERIES E & F UNIT"), consisting of 25,000 shares of the Company's Series E Senior, Redeemable, Exchangeable PIK Preferred Stock (the "SERIES E PREFERRED STOCK"), 10,000 shares of the Company's Series F Senior, Redeemable, Exchangeable PIK Preferred Stock (the "SERIES E PREFERRED STOCK") and 38,636 Warrants and (b) to Lucent a unit (the "SERIES F UNIT" and together with the Series E Unit, the "UNITS"), consisting of 30,000 shares of the Company's Series F Preferred Stock and 13,636 Warrants;

            WHEREAS, as described in Section 2.4 of the Warrant Agreement, the holders of the Series E Preferred Stock and the Series F Preferred Stock have the right to receive 227,273 Warrants, unless certain conditions are met; and

            WHEREAS, in addition to the 38,636 Warrants that will be issued as part of the Series E & F Unit, the 13,636 Warrants that will be issued as part of the Series F Unit and the Warrants that may be issued to the holders of the Series F Preferred Stock pursuant to Section 2.4 of the Warrant Agreement, the Company may, from time to time, issue and sell additional Warrants pursuant to the Warrant Agreement in connection with the sale to Additional Purchasers of additional units, consisting of shares of the Company's Series E Preferred Stock or Series F Preferred Stock and Warrants.

            In consideration of the foregoing and of the mutual agreements contained herein and in the Purchase Agreement, the Company and the Purchaser hereby agree as follows:

            1.    DEFINITIONS.

            As used in this Agreement, the following capitalized defined terms shall have the following meanings:

            "Additional Purchasers" has the meaning specified in the recitals of this Agreement.

            "Auditors" means, at any time, the independent auditors of the Company at such time.

            "Board" means the board of directors of the Company from time to time.

            "Closing Date" means February 4, 1999.

            "Comfort Letter" has the meaning specified in Section 3 hereof.

            "Commission"   means  the  United  States  Securities  and  Exchange
Commission.

            "Common Shares" means the shares of the Common Stock of the Company.

            "Common Stock" means the common stock, par value $.01 per share, of the Company.

            "Company" has the meaning specified in the recitals to this Agreement.

            "Company IPO Shares" has the meaning specified in Section 2 hereof.

            "Cutback Notice" has the meaning specified in Section 2 hereof.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            "Existing Holder" means the record holders of the Existing Warrants and the holders of Common Shares (or other securities) received upon exercise thereof.

            "Existing Warrant Agreement" means the Warrant Agreement dated January 29, 1998 between the Company and The Chase Manhattan Bank relating to the Existing Warrants.

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

            "Existing Warrant Registration Rights Agreement" means the Warrant Registration Rights Agreement, dated January 26, 1998, between the Company and Morgan Stanley & Co. Incorporated.

            "Existing Warrants" means the 460,800 warrants that were issued pursuant to the Existing Warrant Agreement, each such warrant initially entitling the holder thereof to purchase 0.21785 shares of Common Stock of the Company at an exercise price of $.01 per Common Share.

            "Existing Warrant Shares" means the Common Shares issuable upon exercise of an Existing Holder's Existing Warrants, such other securities as shall be issuable upon the exercise of the Existing Warrants, or the Common Shares or such other securities received upon the exercise thereof, pursuant to the Existing Warrant Agreement, in each case to the extent that such Common Shares or other securities would be (upon issuance) or are, as the case may be, subject to restrictions on transfer.

            "Expiration Date" means the second anniversary of the Closing Date, except that in the event the Springing Warrants are issued as provided in
Section 2.3 of the Warrant Agreement, the Expiration Date, with respect to the Springing Warrants only, shall be the second anniversary from the date of issuance of the Springing Warrants.

            "Holders" means the record holders of the Warrants and the holders of Common Shares (or other securities) received upon exercise thereof.

            "Includible Secondary Shares" has the meaning specified in Section 2 hereof.

            "managing  underwriter"  has the  meaning  specified  in  Section  2 hereof.

            "Opinion" has the meaning specified in Section 3 hereof.

            "Other IPO Shares" has the meaning specified in Section 2 hereof.

            "Piggy-back  Registration  Rights"  has  the  meaning  specified  in
Section 2 hereof.

            "Purchasers" has the meaning specified in the recitals to this Agreement.

            "Purchase Agreement" has the meaning specified in the recitals to this Agreement.

            "Registration Statement" has the meaning specified in Section 2 hereof.

            "Resale Shelf" has the meaning specified in Section 3 hereof.

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

            "Securities Act" means the United States Securities Act of 1933, as amended.

            "Series E Preferred Stock" has the meaning specified in the recitals to this Agreement.

            "Series E & F Unit" has the meaning specified in the recitals to this Agreement.

            "Series F Preferred Stock" has the meaning specified in the recitals to this Agreement.


            "Series F Unit" has the meaning specified in the recitals to this Agreement.

            "Springing Warrants" has the meaning set forth in the Warrant Agreement.

            "Stockholders Agreement" means the Amended and Restated Stockholders Agreement, dated as of October 31, 1997, among the Company, Nassau Capital Partners L.P., NAS Partners I L.L.C., Harold N. Kamine, KMC Telecommunications L.P., AT&T Credit Corporation, General Electric Capital Corporation, CoreStates Bank, N.A. and CoreStates Holdings, Inc., as amended and supplemented from time to time.

            "Underlying Securities" means the Common Shares issuable upon exercise of the Warrants or such other securities as shall be issuable upon the exercise of the Warrants, pursuant to the Warrant Agreement.

            "Units" has the meaning specified in the recitals to this Agreement.

            "Warrants" has the meaning specified in the recitals to this Agreement, including the Springing Warrants.

            "Warrant Agent" means The Chase Manhattan Bank, in its capacity as Warrant Agent under the Warrant Agreement.

            "Warrant Agreement" has the meaning specified in the recitals to this Agreement.

            "Warrant  Registration  Statement"  has  the  meaning  specified  in
Section 3 hereof.

            "Warrant Shares" has the meaning specified in Section 2 hereof.

            2.    PIGGY-BACK REGISTRATION RIGHTS.

             (a) If, prior to the Expiration Date, the Company proposes to file a Registration Statement with the Commission respecting an offering of any shares of Common Stock (or other securities issuable upon exercise of the Warrants) (other than (i) an offering registered solely on Form S-4 or S-8 or any successor form thereto, or (ii) the initial public offering of shares of Common Stock (or other securities issuable upon exercise of the Warrants) if no shareholder of the Company participates therein), the Company shall give prompt written notice to all the Holders of Warrants or Common Shares or such other securities received upon exercise of Warrants, to the extent such Common Shares or other securities would be (upon issuance) or are, as the case may be, subject to restrictions on transfer, at least 30 days prior to the initial filing of the registration statement relating to such offering (the "REGISTRATION STATEMENT"). Each such Holder shall have the right, within 20 days after delivery of such notice, to request in writing that the Company include all or a portion of such of the Common Shares issuable upon exercise of such Holder's Warrants, such other securities as shall be issuable upon the exercise of the Warrants, or the Common Shares or such other securities received upon the exercise thereof, pursuant to the Warrant Agreement, in each case to the extent that such Common Shares or other securities would be (upon issuance) or are, as the case may be, subject to restrictions on transfer, ("WARRANT SHARES") in such Registration Statement ("PIGGY-BACK REGISTRATION RIGHTS"). The Company shall include in the public offering all of the Warrant Shares that a Holder has requested be included, unless the underwriter for the public offering or the underwriter managing the public offering (in either case, the "MANAGING UNDERWRITER") delivers a notice (a "CUTBACK NOTICE") pursuant to Section 2(b) or 2(c) hereof. The managing underwriter may deliver one or more Cutback Notices at any time prior to the execution of the underwriting agreement for the public offering.

            (b) If a proposed public offering includes both securities to be offered for the account of the Company ("COMPANY IPO SHARES") and shares to be sold by stockholders, the provisions of this Section 2(b) shall be applicable if the managing underwriter delivers a Cutback Notice stating that, in its opinion, the number of Common Shares (other than (a) Existing Warrant Shares to be sold by any Existing Holders and (b) Warrant Shares to be sold by any Holders) that selling stockholders propose to sell therein, whether or not such selling stockholders have the right to include shares therein (the "OTHER IPO SHARES"), plus the number of Existing Warrant Shares that the Existing Holders have requested to be sold therein, plus the number of Warrant Shares that the Holders have requested to be sold therein, plus the Company IPO Shares, exceeds the maximum number of shares specified by the managing underwriter in such Cutback Notice that may be distributed without adversely affecting the price, timing or distribution of the Company IPO Shares. Such maximum number of shares that may be so sold, excluding the Company IPO Shares, are referred to as the "INCLUDIBLE SHARES."

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

            If the managing underwriter delivers such Cutback Notice, (i) the Company shall be entitled to include all of the Company IPO Shares in the public offering, (ii) each stockholder who has requested the inclusion of Other IPO Shares in the public offering pursuant to Section 6.1 or 6.2 of the Stockholders Agreement shall be entitled to include all of its Other IPO Shares and each Existing Holder who has requested the inclusion of its Existing Warrant Shares shall be entitled to include all of its Existing Warrant Shares, in each case, in priority to the inclusion of any Warrant Shares requested to be included by Holders and (iii) except as otherwise provided in the preceding clause (ii), each requesting Holder shall be entitled to include in the public offering up to its pro rata portion of the Includible Shares in priority to the inclusion (except as otherwise provided in the preceding clause (ii)) of any Other IPO Shares that are proposed to be sold in such public offering.

            (c) If a proposed public offering is entirely a secondary offering, the provisions of this Section 2(c) shall be applicable if the managing underwriter delivers a Cutback Notice stating that, in its opinion, the aggregate number of Existing Warrant Shares, Warrant Shares and Other IPO Shares proposed to be sold therein exceeds the maximum number of shares (the "INCLUDIBLE SECONDARY SHARES") specified by the managing underwriter in such Cutback Notice that may be distributed without adversely affecting the price, timing or distribution of the Common Shares being distributed. If the managing underwriter delivers such Cutback Notice, (i) each stockholder who has requested the inclusion of Other IPO Shares in the public offering pursuant to Section 6.1 or 6.2 of the Stockholders Agreement shall be entitled to include all of its Other IPO Shares and each Existing Holder who has requested the inclusion of its Existing Warrant Shares shall be entitled to include all of its Existing Warrant Shares, in each case, in priority to the inclusion of any Warrant Shares requested to be included by Holders and (ii) except as otherwise provided in the preceding clause (i), each requesting Holder shall be entitled to include in the public offering up to its pro rata portion of the Includible Secondary Shares in priority to the inclusion (except as set forth in the preceding clause (i)) of any Other IPO Shares that are proposed to be sold in such public offering.

            (d) The underwriting agreement for such public offering shall provide that each requesting Holder shall have the right to sell its Warrant Shares (other than Warrant Shares excluded from such public offering pursuant to a Cutback Notice and the terms of Section 2(b) or 2(c)) to the underwriters and that the underwriters shall purchase the Warrant Shares at the price paid by the underwriters for the Common Shares sold by the Company and/or other selling stockholders, as the case may be.

            3.    SHELF REGISTRATION.

            (a) If only the Company sells Common Shares in an initial public offering or all of the Warrant Shares have not been sold in a public offering, the Company shall use its reasonable best efforts to cause to be filed pursuant to Rule 415 under the Securities Act a shelf registration statement on the


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

appropriate form (the "WARRANT REGISTRATION STATEMENT") covering the issuance of the Warrant Shares upon exercise of the Warrants and shall use its reasonable best efforts to cause the Warrant Registration Statement to become effective under the Securities Act within 180 days after the closing date of the initial public offering; PROVIDED, HOWEVER, that (1) in no event may the Warrant Registration Statement be declared effective prior to the first anniversary of the Closing Date and (2) if the Commission shall request that the Company register the resale of the Warrant Shares instead of the issuance thereof, the Warrant Registration Statement shall register such resale as opposed to such issuance. The Company shall use reasonable best efforts to keep the Warrant Registration Statement continuously effective until the earlier of (i) such time as all Warrants have been exercised or, in the case of clause (2), until such time as all Warrant Shares have been resold or (ii) the Expiration Date. Prior to filing the Warrant Registration Statement or any amendment thereto, the Company shall provide a copy thereof to the Purchaser and its counsel and afford them a reasonable time to comment thereon.

            If the Company is unable to file or cause to be filed, or is unable to maintain the effectiveness of a Warrant Registration Statement, notwithstanding its reasonable best efforts to do so, the Company shall cause such filing to take place, or shall cause such Warrant Registration Statement to again become effective, after removal of the impediment to file or to maintain the effectiveness of such Warrant Registration Statement.

            (b) If the Warrant Registration Statement shall register the resale of the Warrant Shares (a "RESALE SHELF") as provided in Section 3(a)(2) above, the Company agrees to:

            (i) make available for inspection by representatives of the Holders, any underwriter participating in any disposition pursuant to such Resale Shelf and attorneys and accountants designated by the Holders, at reasonable times and in a reasonable manner, financial and other records, documents and properties of the Company that are pertinent to the conduct of due diligence customary for an underwritten offering, and cause the officers, directors and employees of the Company to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with a Resale Shelf; PROVIDED, HOWEVER, that such persons shall first agree in writing with the Company to use such information only in connection with the transaction for which such information was obtained and that any information that is reasonably and in good faith designated by the Company in writing as confidential at the time of delivery of such information shall be kept confidential by such persons, unless and to the extent that disclosure of such information is required by law or such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard such information by such person;

            (ii) use its reasonable best efforts to cause all Warrant Shares sold under a Resale Shelf to be listed on any securities exchange or any


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      automated quotation system on which securities of the same class issued by the Company are then listed if requested by the Holders of Warrant Shares representing a majority of the Warrants originally issued, to the extent such Warrant Shares satisfy applicable listing requirements;

            (iii) provide as soon as practicable, a reasonable number of copies of the Warrant Registration Statement, any pre-effective or post-effective amendment thereto, and the prospectus (including each preliminary prospectus and any amendment or supplements thereto) included in such Resale Shelf to Holders that are selling Warrant Shares pursuant to such Resale Shelf;

            (iv) cause to be provided to the Warrant Agent, on behalf of the Holders and beneficial owners of Warrant Shares, upon the effectiveness of such Resale Shelf, a customary "10b-5" opinion of independent counsel (an "OPINION") and a customary "cold comfort" letter of independent auditors (a "COMFORT LETTER");

            (v) cause to be provided to Holders and beneficial owners of Warrant Shares an Opinion and Comfort Letter with respect to each Form 10-K and Form 10-Q, including any amendments thereto, that is incorporated by reference in such Resale Shelf; and

            (vi) notify the Warrant Agent, for distribution to the Holders, (A) when the Resale Shelf has become effective and when any post-effective amendment thereto has been filed and becomes effective, (B) of any request by the Commission or any state securities authority for amendments and supplements to the Resale Shelf or of any material request by the Commission or any state securities authority for additional information after the Resale Shelf has become effective, (C) of the issuance by the Commission or any state securities authority of any stop order suspending the effectiveness of the Resale Shelf or the initiation of any proceedings for that purpose, (D) if, between the effective date of the Resale Shelf and the closing of any sale of Warrant Shares covered thereby, the
      representations   and   warranties   of  the  Company   contained  in  any
      underwriting agreement, securities sales agreement or other similar agreement, including this Agreement, relating to disclosure cease to be true and correct in any material respect or if the Company receives any notification with respect to the suspension of the qualification of the Warrant Shares for sale in any jurisdiction or the initiation of any proceeding for such purpose, (E) of the happening of any event during the period the Resale Shelf is effective such that such Resale Shelf or the related prospectus contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make statements therein not misleading and (F) of any determination by the Company that a post-effective amendment to a Registration Statement would be appropriate. The Holders hereby agree to suspend the use of the prospectus contained in any Resale Shelf upon receipt of such notice under


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

      clause (C), (E) or (F) above until, in the case of clause (C), such stop order is removed or rescinded or, in the case of clauses (E) and (F), the Company has amended or supplemented such prospectus to correct such misstatement or omission.

            4.    SUSPENSION.

            Notwithstanding the foregoing, in addition to any suspension contemplated by clauses (C), (E) or (F) of Section 3(b)(vi), during any consecutive 365-day period, the Company shall have the privilege to suspend availability of the Warrant Registration Statement and the related prospectus for (i) up to two 30-consecutive-day periods, except for the 30 days immediately prior to the Expiration Date, if the Board determines in good faith that there is a valid purpose for such suspension and (ii) five additional, non-consecutive three-day periods, except for the 30 days immediately prior to the Expiration Date, if the Board determines in good faith that the Company cannot provide adequate disclosure during such period due to circumstances beyond its control. Notice of such suspension shall be given promptly to the Warrant Agent.

            5.    BLUE SKY.

            The Company shall use its reasonable best efforts to register or qualify the Underlying Securities proposed to be sold or issued pursuant to the Registration Statement or the Warrant Registration Statement under all applicable securities or "blue sky" laws of all jurisdictions in the United States in which any Holder of Warrants may or may be deemed to purchase Underlying Securities upon the exercise of Warrants or resale of the Warrant Shares, as the case may be, and shall use its reasonable best efforts to maintain such registration or qualification through the earlier of (A) in the case of a Registration Statement, the date upon which all of the Warrant Shares have been sold or such other sale as shall be required by applicable law, (B) the date upon which all Warrants have been exercised or all Warrant Shares have been resold, as the case may be, under the Warrant Shelf Registration Statement and (C) the Expiration Date; PROVIDED, HOWEVER, that the Company shall not be required to (i) qualify as a foreign corporation or as a broker or a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 5, (ii) file any general consent to service of process or (iii) subject itself to taxation in any jurisdiction if it is not otherwise so subject.

            6.    ACCURACY OF DISCLOSURE.

            The Company (and its successors) represents and warrants to each Holder (and each beneficial owner of a Warrant or Warrant Share) and agrees for the benefit of each Holder (and each beneficial owner of a Warrant or Warrant Share) that, except during any period in which the availability of the Warrant Registration Statement has been suspended, (i) the Warrant Registration


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

Statement and the documents incorporated by reference therein will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading; and (ii) the prospectus delivered to such Holder upon its exercise of Warrants or pursuant to which such Holder sells its Warrant Shares, as the case may be, and the documents incorporated by reference therein will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that representations, warranties and agreements set forth in this Section 6 do not apply to statements or omissions in the Warrant Registration Statement or any such prospectus based upon information relating to any Holder furnished to the Company (or its successors) in writing by such Holder expressly for use therein.

            7.    INDEMNITY.

            The Company hereby agrees to indemnify each beneficial owner of a Warrant and each person, if any, who controls any beneficial owner of a Warrant within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, or is under common control with, or is controlled by, any beneficial owner of a Warrant (whether or not it is, at the time the indemnity provided for in this Section 7 is sought, such a beneficial owner), from and against all losses, damages or liabilities which such beneficial owner or any such controlling or affiliated person suffers as a result of any breach, on the date of any exercise of a Warrant by such beneficial owner or the resale of any Warrant Share by such Holder, in either case pursuant to the Warrant
Registration Statement, of the representations, warranties or agreements contained in Section 6 hereof. Each beneficial owner of a Warrant Share sold pursuant to a Resale Shelf, by accepting its beneficial ownership of a Warrant, hereby (i) agrees to provide the Company with information with respect to it that the Company reasonably requests in connection with any Resale Shelf and
(ii) agrees, severally and not jointly, to indemnify the Company, its directors and officers and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act against any liability incurred by it or such controlling person as a result of any misstatement of information provided by such beneficial owner to the Company in writing expressly for inclusion in the Resale Shelf or any omission of a material fact from any such information provided by such beneficial owner to the Company.

            8.    EXPENSES.

            All expenses incident to the Company's performance of or compliance with its obligations under this Agreement will be borne by the Company, regardless of whether a Registration Statement or Warrant Registration Statement becomes effective, including without limitation (i) all Commission or National Association of Securities Dealers, Inc. registration and filing fees, (ii) all reasonable fees and expenses incurred in connection with compliance with state securities or "blue sky" laws, (iii) all reasonable expenses of any persons


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

incurred by or on behalf of the Company in preparing or assisting in preparing, word processing, printing and distributing any registration statement, any prospectus, any amendments or supplements thereto and other documents relating to the performance of and compliance with this Agreement, (iv) the reasonable fees (including reasonable legal fees and expenses) and disbursements of the Warrant Agent, (v) the reasonable fees and disbursements of counsel for the Company and (vi) the fees and disbursements, if any, of the Auditors; but excluding any and all fees, expenses and disbursements of the Holders (not specifically included above), including, without limitation, (x) fees and disbursements of counsel retained by the participating Holders and (y) the Holder's share of underwriting discounts and commissions.

            9. COVENANTS OF THE COMPANY.

            The Company hereby agrees and covenants as follows:

            (a) After any initial public offering of its equity securities, the Company shall file as and when applicable, on a timely basis, all reports required to be filed by it under the Exchange Act, and take such further reasonable action as may be required from time to time and as may be within the reasonable control of the Company, to enable the Holders to transfer the Warrant Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act or any similar rule or regulation hereafter adopted by the Commission.

            (b) The Company shall not, directly or indirectly, (i) enter into any merger, consolidation or reorganization in which the Company shall not be the surviving corporation or (ii) transfer or agree to transfer all or substantially all the Company's assets, unless prior to such merger, consolidation, reorganization or asset transfer, the surviving corporation or the transferee, respectively, shall have agreed in writing to assume the obligations of the Company under this Agreement, and for that purpose references hereunder to "Warrant Shares" shall be deemed to include the securities which the Holders of Warrant Shares would be entitled to receive in exchange for Warrant Shares pursuant to any such merger, consolidation or reorganization.

            (c) The Company shall not grant to any Person (other than a Holder of Warrant Shares) any registration rights with respect to securities of the Company, or enter into any agreement, that would be inconsistent with the registration rights granted to Holders of Warrants herein.

            10.   MISCELLANEOUS.

            (a) NO INCONSISTENT AGREEMENTS. Each of the Company and the Purchaser represent to the other that it has not entered into, and agrees that on or after the date of this Agreement it will not enter into, any agreement which is materially inconsistent with the rights granted to the Holders of Warrants or Warrant Shares in this Agreement or otherwise materially conflicts with the provisions hereof. The Company represents that the rights granted to the Holders hereunder do not in any material way conflict with and are not materially inconsistent with the rights granted to the holders of the Company's other issued and outstanding securities under any agreements.

            (b) AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company and the Warrant Agent have obtained the written consent of Holders of at least a majority of the outstanding Warrants affected by such amendment, modification, supplement, waiver or consent; PROVIDED that (i) any amendment, modification or supplement to this Agreement which, in the good faith opinion of the Board (and evidenced by a resolution of such board), does not adversely affect any Holder, shall not be subject to such requirement for written consent; and (ii) any amendment shall not be effective unless the Warrant Agent shall have received an opinion of counsel, reasonably satisfactory to it, that such amendment complies with the requirements hereof.

            (c) NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery (i) if to a Holder, at the most current address given by such Holder to the Company by means of a notice given in accordance with the provisions of this
Section 10(c); (ii) if to the Company, initially at the Company's address set forth in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 10(c); and
(iii) if to the Purchaser, initially at the Purchaser's address set forth in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 10(c).

            All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next business day if timely delivered to an air courier guaranteeing overnight delivery.

            (d) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation, subsequent Holders; PROVIDED that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Warrants in violation of the terms of the Purchase Agreement or the Warrant Agreement. If any transferee of any Holder shall acquire Warrants, in any manner, whether by operation of law or otherwise, such Warrants shall be held subject to all of the terms of this Agreement and the Warrant Agreement, and by taking and holding such Warrants such person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and the Warrant Agreement and such person shall be entitled to receive the benefits hereof.

            (e) PURCHASES AND SALES OF WARRANTS. The Company shall not, and shall use its reasonable best efforts to cause its affiliates (as defined in Rule 405 under the Securities Act) not to, purchase and then resell or otherwise transfer any Warrants other than Warrants acquired and cancelled.

            (f) THIRD PARTY BENEFICIARY. The Holders shall be third party beneficiaries to the agreements made hereunder between the Company and the Purchaser, and each Holder shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of Holders hereunder.

            (g) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

            (h) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            (i) GOVERNING LAW. This Agreement shall be governed by the laws of the State of New York.

            (j) SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

            (k) WAIVER OF IMMUNITY. To the extent that the Company has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgement, attachment in aid of execution, execution or otherwise) with respect to itself or its property, it hereby irrevocably waives such immunity in respect of its obligations under this Agreement to the fullest extent permitted by law.

            (l) INITIAL PUBLIC OFFERING. Notwithstanding anything to the contrary herein contained, if the Company conducts an initial public offering of equity securities (other than nonconvertible preferred shares), the Company will give the Holders the opportunity to convert such Warrants into warrants to purchase such equity securities (other than nonconvertible preferred shares) and such Warrant Shares into such equity securities (other than nonconvertible preferred shares). Such conversion opportunity will be on terms and conditions determined to be fair and reasonable by the Company's Board.

            (m) ADDITIONAL PURCHASERS. From time to time the Company may issue and sell additional Warrants to be issued under the Warrant Agreement, together with shares of Series E Preferred Stock or Series F Preferred Stock, to Additional Purchasers; PROVIDED THAT, any such Additional Purchaser shall agree to all of the terms and conditions of, and assume all of the rights and obligations of a "Purchaser" under, this Agreement and the Warrant Agreement, such action to be evidenced by such Additional Purchaser executing and delivering to the Company a counterpart to the signature page of this Agreement (in the form attached hereto as Exhibit A) and the Warrant Agreement (in the form set forth therein). Other than such Additional Purchaser, the Company and the Warrant Agent with respect to the Warrant Agreement, and the Company and such Additional Purchaser with respect to this Agreement, no other party need execute such counterparts in order for them to be effective.

            IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.



                                    KMC TELECOM HOLDINGS, INC.


                                    By /s/ Cynthia Worthman
                                       --------------------------------------
                                       Name:  Cynthia Worthman
                                       Title: Vice President, Chief Financial
                                              Officer

                                    NEWCOURT COMMERCIAL FINANCE
                                    CORPORATION


                                    By /s/ John P. Sirico, III
                                       --------------------------------------
                                       Name:
                                       Title:


                                    LUCENT TECHNOLOGIES INC.


                                    By /s/ Leslie L. Rogers
                                       --------------------------------------
                                       Name:
                                       Title:

                                                                     EXHIBIT A



            IN WITNESS WHEREOF, the undersigned hereby agrees to the terms and conditions of, and agrees to be bound by the provisions of, the Warrant
Registration Rights Agreement dated as of February __, 1999, as if the undersigned was a party thereto as of such date, and has caused this signature page thereto to be duly executed as of the day and year set forth below.

Date:__________________       [   NAME OF  ADDITIONAL OF PURCHASER   ]



                              By:______________________________
                                   Name:
                                   Title:


                        Acknowledged and consented to:


                              KMC TELECOM HOLDINGS, INC.


                              By:______________________________
                                   Name:
                                   Title: